Central Power and Light Company                                    Exhibit 1 (a)
Consolidated Balance Sheet  (unaudited)                             Page 1 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                       2000
                                                               -----------------
                                                                    (thousands)
ASSETS
Electric Utility Plant
    Production                                                      $ 3,155,806
    Transmission                                                        568,131
    Distribution                                                      1,167,172
    General                                                             234,725
    Construction work in progress                                       128,761
    Nuclear fuel                                                        226,970
                                                               -----------------
                                                                      5,481,565
  Less - accumulated depreciation                                     2,235,154
                                                               -----------------
                                                                      3,246,411
                                                               -----------------
Current Assets
    Cash                                                                  3,186
    Accounts receivable                                                  62,635
    Materials and supplies, at average cost                              56,397
    Fuel inventory, at LIFO costs                                        24,786
    Under-recovered fuel costs                                           29,968
    Prepayments and other                                                 2,977
                                                               -----------------
                                                                        179,949
                                                               -----------------
Deferred Charges and Other Assets
    Regulatory assets                                                   208,888
    Regulatory assets designated for securitization                     953,249
    Nuclear decommissioning trust                                        90,979
    Other                                                                80,786
                                                               -----------------
                                                                      1,333,902
                                                               -----------------
                                                                    $ 4,760,262
                                                               =================

Central Power and Light Company                                    Exhibit 1 (a)
Consolidated Balance Sheet  (unaudited)                             Page 2 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                       2000
                                                                 ---------------
                                                                    (thousands)

CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:  $25 par value
        Authorized shares:  12,000,000
        Issued and outstanding shares:  6,755,535                   $   168,888
    Paid-in capital                                                     405,000
    Retained earnings                                                   733,957
                                                               -----------------
       Total Common Stock Equity                                      1,307,845
                                                               -----------------

    Preferred stock                                                       5,967
    CPL-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
        Debentures of CPL                                               150,000
    Long-term debt                                                    1,454,551
                                                               -----------------
       Total Capitalization                                           2,918,363
                                                               -----------------

Current Liabilities
    Long-term debt due within twelve months                             100,000
    Advances from affiliates                                            159,892
    Accounts payable                                                     96,120
    Payables to  affiliates                                              35,211
    Accrued taxes                                                        38,314
    Accumulated deferred income taxes                                     1,478
    Accrued interest                                                     29,608
    Other                                                                24,027
                                                               -----------------
                                                                        484,650
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                 1,215,668
    Investment tax credits                                              132,005
    Other                                                                 9,576
                                                               -----------------
                                                                      1,357,249
                                                               -----------------
                                                                    $ 4,760,262
                                                               =================

Public Service Company of Oklahoma                                 Exhibit 1 (b)
Consolidated Balance Sheet  (unaudited)                             Page 1 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                       2000
                                                               -----------------
                                                                    (thousands)
ASSETS
Electric Utility Plant
    Production                                                      $   916,087
    Transmission                                                        392,420
    Distribution                                                        907,281
    General                                                             211,038
    Construction work in progress                                        54,529
                                                               -----------------
                                                                      2,481,355
  Less - Accumulated depreciation                                     1,116,888
                                                               -----------------
                                                                      1,364,467
                                                               -----------------
Current Assets
    Cash                                                                  2,943
    Accounts receivable                                                  27,725
    Materials and supplies, at average cost                              33,896
    Fuel inventory, at LIFO cost                                         23,879
    Accumulated deferred income taxes                                    21,955
    Prepayments and other                                                 2,463
                                                               -----------------
                                                                        112,861
                                                               -----------------

Deferred Charges and Other Assets                                        69,176
                                                               -----------------
                                                                    $ 1,546,504
                                                               =================

Public Service Company of Oklahoma                                 Exhibit 1 (b)
Consolidated Balance Sheet  (unaudited)                             Page 2 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                       2000
                                                               -----------------
                                                                    (thousands)

CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $15 par value
        Authorized shares:   11,000,000 shares
        Issued 10,482,000 shares and outstanding 9,013,000 shares   $   157,230
    Paid-in capital                                                     180,000
    Retained earnings                                                   126,642
                                                               -----------------
       Total Common Stock Equity                                        463,872
                                                               -----------------

    Preferred stock                                                       5,286
    PSO-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
         Debentures of PSO                                               75,000
    Long-term debt                                                      344,592
                                                               -----------------
       Total Capitalization                                             888,750
                                                               -----------------

Current Liabilities
    Long-term debt due within twelve months                              30,000
    Advances from affiliates                                            110,203
    Payables to affiliates                                               29,204
    Accounts payable                                                     62,973
    Customer deposits                                                    17,974
    Accrued taxes                                                         6,527
    Accrued interest                                                     10,312
    Over-recovered fuel costs                                             2,798
    Other                                                                 5,856
                                                               -----------------
                                                                        275,847
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                   308,608
    Investment tax credits                                               37,126
    Income tax related regulatory liabilities, net                       32,215
    Other                                                                 3,958
                                                               -----------------
                                                                        381,907
                                                               -----------------
                                                                    $ 1,546,504
                                                               =================

Southwestern Electric Power Company                                Exhibit 1 (c)
Consolidated Balance Sheet (unaudited)                              Page 1 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                       2000
                                                               -----------------
                                                                    (thousands)
ASSETS
  Electric Utility Plant
    Production                                                      $ 1,401,410
    Transmission                                                        485,312
    Distribution                                                        963,814
    General                                                             333,115
    Construction work in progress                                        70,390
                                                               -----------------
                                                                      3,254,041
  Less - Accumulated depreciation                                     1,404,261
                                                               -----------------
                                                                      1,849,780
                                                               -----------------
Current Assets
    Cash                                                                  2,476
    Accounts receivable                                                  32,167
    Receivables from affiliates                                          11,425
    Materials and supplies, at average cost                              26,229
    Fuel inventory, at average costs                                     59,547
    Accumulated deferred income taxes                                     2,003
    Prepayments and other                                                16,655
                                                               -----------------
                                                                        150,502
                                                               -----------------

Deferred Charges and Other Assets                                       102,943
                                                               -----------------
                                                                    $ 2,103,225
                                                               =================

Southwestern Electric Power Company                                Exhibit 1 (c)
Consolidated Balance Sheet  (unaudited)                             Page 2 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                       2000
                                                               -----------------
                                                                    (thousands)
CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $18 par value
        Authorized:   7,600,000 shares
        Issued and outstanding: 7,536,640 shares                    $   135,660
    Paid-in capital                                                     245,000
    Retained earnings                                                   280,751
                                                               -----------------
        Total Common Stock Equity                                       661,411
                                                               -----------------

    Preferred stock                                                       4,706


    SWEPCO-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
         Debentures of SWEPCO                                           110,000
    Long-term debt                                                      645,527
                                                               -----------------
        Total Capitalization                                          1,421,644
                                                               -----------------

Current Liabilities
    Long-term debt due within twelve months                              45,595
    Advances from affiliates                                             13,289
    Accounts payable                                                     58,625
    Payables to affiliates                                               40,532
    Customer deposits                                                    14,803
    Accrued taxes                                                        16,655
    Accrued interest                                                     12,731
    Over-recovered fuel costs                                             3,612
    Other                                                                15,364
                                                               -----------------
                                                                        221,206
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                   388,631
    Investment tax credits                                               56,528
    Other                                                                15,216
                                                               -----------------
                                                                        460,375
                                                               -----------------

                                                                    $ 2,103,225
                                                               =================

West Texas Utilities Company                                       Exhibit 1 (d)
Balance Sheet  (unaudited)                                          Page 1 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                       2000
                                                               -----------------
                                                                    (thousands)
ASSETS
  Electric Utility Plant
    Production                                                      $   429,449
    Transmission                                                        220,394
    Distribution                                                        405,349
    General                                                             110,537
    Construction work in progress                                        25,524
                                                               -----------------
                                                                      1,191,253
  Less - Accumulated depreciation                                       498,389
                                                               -----------------
                                                                        692,864
                                                               -----------------
Current Assets
    Cash                                                                  3,078
    Accounts receivable                                                  43,148
    Materials and supplies, at average cost                              13,936
    Fuel inventory, at LIFO costs                                        17,946
    Accumulated deffered income taxes                                       408
    Under-recovered fuel costs                                            9,291
    Prepayments and other                                                 2,713
                                                               -----------------
                                                                         90,520
                                                               -----------------
Deferred Charges and Other Assets
    Deferred Oklaunion costs                                              7,421
    Other                                                                45,806
                                                               -----------------
                                                                         53,227
                                                               -----------------

                                                                    $   836,611
                                                               =================

West Texas Utilities Company                                       Exhibit 1 (d)
Balance Sheet  (unaudited)                                          Page 2 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                       2000
                                                               -----------------
                                                                    (thousands)
CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $25 par value
        Authorized:  7,800,000 shares
        Issued and outstanding: 5,488,560 shares                    $   137,214
    Paid-in capital                                                       2,236
    Retained earnings                                                   115,515
                                                               -----------------
        Total Common Stock Equity                                       254,965
                                                               -----------------

    Preferred stock                                                       2,482
    Long-term debt                                                      263,728
                                                               -----------------
        Total Capitalization                                            521,175
                                                               -----------------

Current Liabilities
    Long term debt due within twelve months                              40,000
    Advances from affiliates                                              4,602
    Payables to affiliates                                               15,401
    Accounts payable                                                     38,585
    Accrued taxes                                                        12,647
    Accrued interest                                                      8,525
    Refund due customers                                                  2,800
    Other                                                                 6,157
                                                               -----------------
                                                                        128,717
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                   145,008
    Investment tax credits                                               25,005
    Income tax related regulatory liabilities, net                       13,100
    Other                                                                 3,606
                                                               -----------------
                                                                        186,719
                                                               -----------------

                                                                    $   836,611
                                                               =================

Central and South West Services                                    Exhibit 1 (e)
 Balance Sheet  (unaudited)                                         Page 1 of 1

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                       2000
                                                               -----------------
                                                                    (thousands)
ASSETS
Property, Plant and Equipment
    General                                                         $   114,294
  Less - accumulated depreciation                                        41,288
                                                               -----------------
                                                                         73,006
                                                               -----------------
Current Assets
    Cash                                                                  1,443
    Accounts receivable                                                  27,361
    Prepayments                                                              73
                                                               -----------------
                                                                         28,877
                                                               -----------------

Deferred Charges and Other Assets                                        27,609
                                                               -----------------
                                                                    $   129,492
                                                               =================





CAPITALIZATION AND LIABILITIES

Capitalization
    Common stock:  $10 par value
        Authorized shares:  10,000 shares
        Issued and outstanding shares:  10,000 shares               $       100
                                                               -----------------
       Total Common Stock Equity                                            100
                                                               -----------------

       Total Capitalization                                                 100
                                                               -----------------

Current Liabilities
    Advances from affiliates                                             90,242
    Payables to affiliates                                                1,435
    Accounts payable                                                     11,050
    Accrued taxes                                                         1,990
    Accrued interest                                                        445
    Other                                                                 3,916
                                                               -----------------
                                                                        109,078
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                    12,310
    Other                                                                 8,004
                                                               -----------------
                                                                         20,314
                                                               -----------------
                                                                    $   129,492
                                                               =================